Scott Steffey
President & Chief Executive Officer

Colleen O'Sullivan
Senior Vice President & Chief Financial Officer

CAREER EDUCATION CORPORATION FOURTH QUARTER 2013 INVESTOR CONFERENCE CALL FEBRUARY 27, 2014 Exhibit 99.2

This presentation contains “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of
1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “estimated,”
“path to being,” “anticipate,” “project,” “will,” “potential” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2013 that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason.
Certain financial information is presented on a non-GAAP basis. The Company believes it is useful to present non-
GAAP financial measures which exclude certain significant items as a means to understand the performance of its core business. As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the Company's results have underperformed or exceeded expectations. The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided at the end of this presentation, and this presentation (including the reconciliation) has been posted to our website.
Cautionary Statements & Disclosures

Q1 '13
Q2 '13
Q3 '13
Q4 '13
-
(500)
(1,000)
(1,500)
(2,000)
(2,500)
(3,000)
(3,500)
(4,000)
(4,500)
Change in New Enrollments vs. Prior Year Quarter
(3,180)
(700)
(3,880)
(2,330)
(90)
(2,420)
(1,190)
(340)
(1,530)
(630)
(540)
(1,170)
University
Career Schools

Sequential Improvement in Decline of New Enrollments 3

Q1 '13
Q2 '13
Q3 '13
Q4 '13
Change in Total Enrollments vs. Prior Year Quarter
-
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
(14,000)
(16,000)
(5,400)
(8,900)
(14,300)
(5,000)
(7,500)
(12,500)
(4,400)
(5,400)
(9,800)
(3,400)
(1,700)
(5,100)
University
Career Schools

Sequential Improvement in Decline of Total Enrollments 4

October 2013 – February 2014 New Enrollments
(1)  January & February 2013 new enrollments for AIU & CTU have been recast to align with 2014 metric reporting.
(2)  Based on reporting structure as of 12/31/13.
(3)  With the exception of Health, December data reflects cancellations as there were no new student enrollments.
(4)  February 2014 is an estimate based on month to date information.
2014
October November December January February
Actual Actual Actual
(3)
Actual Estimate
(4)
AIU
(1)
1,968 1,264 (712) 2,288 1,680
Prior Year 2,401 1,161 (192) 2,220 1,455
CTU
(1)
3,233 2,452 (425) 2,424 2,960
Prior Year 3,362 2,252 (574) 2,704 2,687
Health
(2)
616 124 460 1,082 475
Prior Year 402 424 164 1,063 609
Culinary
(2)
1,125 930 (45) 1,266 1,130
Prior Year 1,576 1,236 (2) 1,469 1,376
Design & Technology
(2)
225 281 (46) 365 300
Prior Year 276 146 (12) 375 185
2013

70
60
50
40
30
20
10
0
59
33
5
Dec-13
Jan-14
Feb-14

6 Winter Weather Factor Instances of Closures or Delayed Starts at Career Schools

New student enrollment growth for CTU (4%), Health Education
(21%) and Design & Technology (12%).
A 49% improvement in the rate at which we convert a prospective student to a new student enrollment, cumulatively reflecting improvement across all segments.
Higher student applications across all segments with a 38% overall improvement.
Slight improvement in retention rates.
A 2.1% decline in new student acquisition costs.

Key Improvements – 4Q 2013 compared to 4Q 2012
Excludes Transitional Schools

$500
$400
$300
$200
$100
$0
$341
$282
2012
2013

$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,421
$1,217
2012
2013

Significantly Reduced Operating Expenses in 2013
Operating Expenses (in millions) exclude significant items as disclosed in Non-GAAP reconciliation.
Full Year
Fourth Quarter
Right sized & reengineered the organization.
Optimized real estate footprint.
Managed Transitional Schools cost structure.
Improved marketing efficiencies.

Net Cash (Used In) Operating Activities (in millions)

$0.0
($10.0)
($20.0)
($30.0)
($40.0)
($50.0)
($60.0)
($52.8)
($10.9)
($8.0)

Lower Cash Burn in 2 nd Half of 2013 9 2016 / 17 2Q 2013 3Q 2013 4Q 2013

Estimated Phasing of 2014 Transitional
Schools Closures (20 Schools)
1Q 2014
9 Campuses
Complete
Teach-Out

2Q 2014
7 Campuses
Complete
Teach-Out
3Q 2014
3 Campuses
Complete
Teach-Out
4Q 2014
1 Campus
Complete
Teach-Out
6 Campuses
Already
Completed
2014 1Q  2014 4Q

2014

Estimated Operating Loss
30 Campuses
($70) Million

Anticipated Closure Dates

1Q 2014	2Q 2014	3Q 2014	4Q 2014	2015 & Beyond
9 Campuses	7 Campuses	3 Campuses	1 Campus	10 Campuses
($14) million	($15) million	($4) million	($3) million	($34) million

Approximately ($36) Million of Operating Losses From 2014 Will Not Carry Forward to 2015 as These 20 Campuses Will No Longer Operate

Estimated 2014 Operating Losses of Transitional Schools 11

2013
2014
2015
BREAKEVEN
Operating Loss
($160M)
Transitional Schools Wind-down
Expense Optimization
IMPROVED STUDENT OUTCOMES

Path to Being EBITDA Positive in 2015 12 2013 Operating Loss of $160 million excludes significant items as disclosed in Non-GAAP reconciliation.

$1,550
$1,450
$1,350
$1,250
$1,150
$1,050
$950
$850
$750
2012 Actual
2013 Actual
2014 Forecast

13 Lower Operating Cost Trends 2012 & 2013 Operating Expenses exclude significant items as disclosed in Non-GAAP reconciliation. Numbers in millions.

Average Admissions and Advertising Costs Per New Enrollment
$10,000
$7,500
$5,000
$2,500
$0
2011 Actual
2012 Actual
2013 Actual
2014 Forecast
University
Career Schools

14 Average Acquisition Costs Per Student

15 End of Presentation

Non-GAAP Reconciliation
Operating Loss
Loss per Diluted
Share
(2)
Operating Loss
Loss per Diluted
Share
(2)
As Reported (59.0) $                   (1.61) $                   (91.5) $                  (1.07) $
Reconciling Items:
Legal Settlements
(3)
15.7 0.15                       -                       -
Asset Impairments
(4)
7.0                         0.07                       40.8                       0.40
Severance and Related Costs
(5)
1.8                         0.02                       13.1                       0.13
Deferred Tax Asset Valuation Allowance
(6)
1.08                       -
Adjusted to Exclude Significant Items (34.5) $                   (0.29) $                   (37.6) $                  (0.54) $
Diluted Weighted Average Shares Outstanding 66,916                   66,199
Operating Loss
Loss per Diluted
Share
(2)
Operating Loss
Loss per Diluted
Share
(2)
As Reported (214.7) $                 (3.02) $                   (197.0) $                (2.24) $
Reconciling Items:
Legal Settlements
(3)
26.0                       0.25                       -                        -
Goodwill and Asset Impairments
(7)
22.7                       0.22                       125.5                     1.62
Severance and Related Costs
(5)
6.2                         0.06                       14.0                       0.14
Insurance Recoveries
(8)
-                        -                        (19.0)                     (0.19)
Deferred Tax Asset Valuation Allowance
(6)
1.08                       -
Adjusted to Exclude Significant Items (159.8) $                 (1.41) $                   (76.5) $                  (0.67) $
Diluted Weighted Average Shares Outstanding 66,738                   66,475
For the Quarter Ended December 31,
2013 2012
For the Year Ended December 31,
2013 2012
CAREER EDUCATION CORPORATION AND SUBSIDIARIES
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS
(1)
(In millions, except share and per share amounts)

Non-GAAP Reconciliation - Continued
(1)
The Company believes it is useful to present non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its core business.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation.
In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the
Company's results have underperformed  or exceeded expectations.
Non-GAAP financial measures when viewed in a reconciliation to corresponding GAAP financial measures, provides an additional way of viewing the
Company's results of operations and the factors and trends affecting the Company's business. Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding financial results presented in accordance with GAAP.
(2)
Loss per diluted share is based on loss from continuing operations and assumes a 35% tax rate for each deductible item.
(3)
A $15.5 million charge related to a pending legal settlement was recorded within Culinary Arts in the fourth quarter of 2013; year to date legal settlements include $10.5 million for the settlement of a legal matter recorded within Health Education ($8.8) and Transitional Schools ($1.7).
(4)
In fourth quarter 2013, non-cash asset impairment charges of $7.0 million were recorded primarily within Design & Technology ($4.0) related to long-lived assets for ongoing schools ($2.3) and decisions made to exit certain leased facilities ($1.7), and Transitional Schools ($2.5) for schools being taught out. 2012 included non-cash asset impairment charges of $29.2 million recorded primarily within Transitional Schools ($28.3) and $11.6 million of non-cash trade name impairment charges attributable to Culinary Arts ($8.1) and Health Education ($3.5)
(5)
Severance and related costs were recorded in 2013 and 2012 in connection with both the reduction in force and campus closure actions.  In 2013, these costs were principally recorded within Transitional Schools ($2.1 million) and Corporate and Other ($2.1 million). The 2012 severance and related costs of $14.0 million were recorded within Transitional Schools ($6.7), AIU ($1.8), Health Education ($1.6), Corporate ($1.6), Design & Technology ($1.4), Culinary Arts
($0.6) and CTU ($0.3).
(6)
Fourth quarter of 2013 included a deferred tax valuation allowance of $72.2 million recorded within income tax benefit of continuing operations.
(7)
2013 includes non-cash trade name impairment charges of $14.7 million attributable to Culinary Arts ($13.0) and Health Education ($1.7) and $8.0 million of non-cash asset impairment charges, of which $7.0 million were recorded in the fourth quarter. In addition to the fourth quarter asset impairment charges, 2012 expenses include non-cash goodwill impairment charges of $83.4 million, of which $73.6 million is non-deductible for income tax purposes, primarily applicable to Health Education ($41.3) and Design & Technology ($40.8) and additional non-cash asset impairment charges of $1.3 million.
(8)
2012 includes a $19.0 million insurance recovery related to the settlement of claims under certain insurance policies.